iShares®

iShares Trust (the “Trust”)

Supplement dated August 1, 2022 (the “Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) for the

iShares Currency Hedged JPX-Nikkei 400 ETF (HJPX),

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

On June 15, 2022, the Board of Trustees of the Trust unanimously voted to close and liquidate the Fund. After the close of business on August 22, 2022, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on August 23, 2022. Proceeds of the liquidation are currently scheduled to be sent to shareholders on August 25, 2022.

When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to August 23, 2022, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on August 23, 2022 and August 25, 2022, because shares will not be traded on NYSE Arca, Inc. (“NYSE Arca”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their holdings of the Fund on NYSE Arca until the market close on August 22, 2022 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares of the Fund on August 25, 2022, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on August 22, 2022, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-HJPX-0822

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE